NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Moderately Aggressive Fund

Supplement dated September 27, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund among the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant.  Nationwide Fund Advisors, the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time.  Accordingly, the Summary Prospectus is amended as set forth below.  The principal investment strategies of the Fund remain unchanged.

Effective September 30, 2013, the Summary Prospectus is amended as follows:

1.           The second paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective primarily by seeking growth of capital, as well as income.  Through investments in the Underlying Funds, the Fund invests considerably in equity securities, such as common stocks of U.S. and international companies, including smaller companies.  As of the date of this Prospectus, the Fund allocates approximately 51% of its net assets in U.S. stocks, approximately 26% in international stocks and approximately 19% in bonds.  The Fund is designed for moderately aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE